Quarterly Holdings Report
for
Fidelity® Global Credit Fund
March 31, 2025
GLB-NPRT1-0525
1.939066.112
Foreign Government and Government Agency Obligations - 1.2%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.5%
Australian Commonwealth 1.75% 11/21/2032 (b)	AUD	530,000	278,260
CANADA - 0.3%
Canadian Government 2.75% 6/1/2033	CAD	60,000	41,294
Canadian Government 3% 6/1/2034	CAD	50,000	34,900
Canadian Government 3.25% 12/1/2034	CAD	95,000	67,458
TOTAL CANADA			143,652
JAPAN - 0.2%
Japan Government 0.9% 9/20/2034	JPY	19,000,000	120,563
MULTI-NATIONAL - 0.2%
European Union 4% 4/4/2044 (b)	EUR	115,000	127,905
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $684,208)			670,380

Non-Convertible Corporate Bonds - 61.3%
		Principal Amount (a)	Value ($)
AUSTRALIA - 0.7%
Financials - 0.7%
Financial Services - 0.4%
Cimic Finance Ltd 1.5% 5/28/2029 (b)	EUR	236,000	232,942
Insurance - 0.3%
QBE Insurance Group Ltd 2.5% 9/13/2038 (b)(c)	GBP	150,000	174,717
TOTAL AUSTRALIA			407,659
BELGIUM - 1.1%
Consumer Staples - 0.1%
Food Products - 0.1%
Barry Callebaut Services NV 4.25% 8/19/2031 (b)	EUR	100,000	109,127
Financials - 1.0%
Banks - 1.0%
KBC Group NV 3.5% 1/21/2032 (b)(c)	EUR	300,000	322,782
KBC Group NV 6.324% 9/21/2034 (c)(d)		200,000	211,704
			534,486
TOTAL BELGIUM			643,613
CANADA - 1.2%
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
Alimentation Couche-Tard Inc 2.95% 1/25/2030 (d)		54,000	49,619
Financials - 1.1%
Banks - 1.1%
Bank of Nova Scotia/The 3.375% 3/5/2033 (b)(c)	EUR	600,000	633,534
TOTAL CANADA			683,153
DENMARK - 2.4%
Consumer Staples - 0.5%
Beverages - 0.3%
Carlsberg Breweries A/S 3.25% 2/28/2032 (b)	EUR	150,000	159,599
Tobacco - 0.2%
Scandinavian Tobacco Group A/S 4.875% 9/12/2029 (b)	EUR	100,000	111,697
TOTAL CONSUMER STAPLES			271,296

Financials - 1.4%
Banks - 1.4%
Danske Bank A/S 3.875% 1/9/2032 (b)(c)	EUR	465,000	513,323
Jyske Bank A/S 3.625% 4/29/2031 (b)(c)	EUR	125,000	135,878
Jyske Bank A/S 5.125% 5/1/2035 (b)(c)	EUR	115,000	129,826
			779,027
Utilities - 0.5%
Independent Power and Renewable Electricity Producers - 0.5%
Orsted AS 4.125% 3/1/2035 (b)	EUR	250,000	274,918
TOTAL DENMARK			1,325,241
FRANCE - 4.9%
Consumer Discretionary - 0.2%
Automobiles - 0.2%
RCI Banque SA 5.5% 10/9/2034 (b)(c)	EUR	100,000	112,520
Financials - 3.4%
Banks - 3.4%
BNP Paribas SA 2.159% 9/15/2029 (c)(d)		243,000	222,141
BNP Paribas SA 2.5% 3/31/2032 (b)(c)	EUR	400,000	425,249
BNP Paribas SA 3.945% 2/18/2037 (b)(c)	EUR	400,000	422,069
BNP Paribas SA 5.786% 1/13/2033 (c)(d)		52,000	53,168
BPCE SA 4.25% 7/16/2035 (b)(c)	EUR	100,000	108,535
BPCE SA 5.716% 1/18/2030 (c)(d)		250,000	254,862
Societe Generale SA 4.75% 11/24/2025 (d)		200,000	199,250
Societe Generale SA 6.691% 1/10/2034 (c)(d)		200,000	210,259
			1,895,533
Industrials - 0.3%
Transportation Infrastructure - 0.3%
Holding d'Infrastructures des Metiers de l'Environnement 0.625% 9/16/2028 (b)	EUR	200,000	192,192
Utilities - 1.0%
Electric Utilities - 0.4%
Electricite de France SA 5.5% 1/25/2035 (b)	GBP	200,000	245,197
Multi-Utilities - 0.6%
Engie SA 3.875% 3/6/2036 (b)	EUR	200,000	214,893
Engie SA 4.25% 9/6/2034 (b)	EUR	100,000	111,749
			326,642
TOTAL UTILITIES			571,839

TOTAL FRANCE			2,772,084
GERMANY - 6.6%
Consumer Discretionary - 0.9%
Automobile Components - 0.9%
Robert Bosch GmbH 4.375% 6/2/2043 (b)	EUR	100,000	107,732
Schaeffler AG 4.75% 8/14/2029 (b)	EUR	200,000	215,503
ZF Europe Finance BV 4.75% 1/31/2029 (b)	EUR	200,000	207,805
			531,040
Consumer Staples - 0.1%
Consumer Staples Distribution & Retail - 0.1%
METRO AG 4% 3/5/2030 (b)	EUR	100,000	108,671
Financials - 1.3%
Banks - 0.4%
Commerzbank AG 3.625% 1/14/2032 (b)(c)	EUR	100,000	107,459
Commerzbank AG 8.625% 2/28/2033 (b)(c)	GBP	100,000	138,148
			245,607
Capital Markets - 0.9%
Deutsche Bank AG 3.25% 5/24/2028 (b)(c)	EUR	100,000	108,685
Deutsche Bank AG 4.5% 7/12/2035 (b)(c)	EUR	100,000	110,791
Deutsche Bank AG 6.125% 12/12/2030 (b)(c)	GBP	200,000	264,442
			483,918
TOTAL FINANCIALS			729,525

Health Care - 1.1%
Pharmaceuticals - 1.1%
Bayer AG 4.625% 5/26/2033 (b)	EUR	150,000	168,853
Bayer US Finance LLC 6.375% 11/21/2030 (d)		200,000	209,441
Bayer US Finance LLC 6.5% 11/21/2033 (d)		200,000	210,152
			588,446
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Accentro Real Estate AG 5.625% 2/13/2026 (b)(e)	EUR	315,000	154,977
LEG Immobilien SE 3.875% 1/20/2035 (b)	EUR	100,000	104,154
Sirius Real Estate Ltd 4% 1/22/2032 (b)	EUR	100,000	105,701
			364,832
Utilities - 2.5%
Electric Utilities - 1.6%
Amprion GmbH 3.125% 8/27/2030 (b)	EUR	300,000	321,843
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/2081 (b)(c)	EUR	300,000	297,628
EnBW International Finance BV 3.75% 11/20/2035 (b)	EUR	250,000	266,886
			886,357
Independent Power and Renewable Electricity Producers - 0.4%
RWE Finance US LLC 5.875% 4/16/2034 (d)		202,000	205,717
Multi-Utilities - 0.5%
E.ON SE 3.5% 4/16/2033 (b)	EUR	275,000	295,594
TOTAL UTILITIES			1,387,668

TOTAL GERMANY			3,710,182
HONG KONG - 1.6%
Financials - 1.6%
Insurance - 1.6%
AIA Group Ltd 0.88% 9/9/2033 (b)(c)	EUR	200,000	197,306
Prudential Funding Asia PLC 2.95% 11/3/2033 (b)(c)		742,000	687,278

TOTAL HONG KONG			884,584
IRELAND - 1.0%
Financials - 0.2%
Consumer Finance - 0.2%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.3% 1/30/2032		150,000	132,893
Industrials - 0.8%
Transportation Infrastructure - 0.8%
Avolon Holdings Funding Ltd 4.25% 4/15/2026 (d)		379,000	376,874
Avolon Holdings Funding Ltd 4.375% 5/1/2026 (d)		26,000	25,849
			402,723
TOTAL IRELAND			535,616
LUXEMBOURG - 3.2%
Financials - 0.9%
Financial Services - 0.9%
Titanium 2l Bondco Sarl 6.25% 1/14/2031 pay-in-kind	EUR	1,503,100	514,034
Real Estate - 2.3%
Industrial REITs - 0.2%
Prologis International Funding II SA 4.375% 7/1/2036 (b)	EUR	100,000	109,408
Real Estate Management & Development - 2.1%
Blackstone Property Partners Europe Holdings Sarl 1% 5/4/2028 (b)	EUR	486,000	488,147
Blackstone Property Partners Europe Holdings Sarl 1.75% 3/12/2029 (b)	EUR	278,000	278,546
Blackstone Property Partners Europe Holdings Sarl 2.625% 10/20/2028 (b)	GBP	150,000	176,775
Logicor Financing Sarl 4.25% 7/18/2029 (b)	EUR	100,000	110,094
P3 Group Sarl 4% 4/19/2032 (b)	EUR	100,000	107,061
			1,160,623
TOTAL REAL ESTATE			1,270,031

TOTAL LUXEMBOURG			1,784,065
MEXICO - 0.6%
Energy - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Petroleos Mexicanos 5.95% 1/28/2031		405,000	343,015
NETHERLANDS - 2.4%
Financials - 2.4%
Banks - 2.4%
ABN AMRO Bank NV 3.875% 1/15/2032 (b)	EUR	100,000	109,313
Cooperatieve Rabobank UA 1.125% 5/7/2031 (b)	EUR	300,000	284,751
ING Groep NV 3% 8/17/2031 (b)(c)	EUR	800,000	842,350
ING Groep NV 4.5% 5/23/2029 (b)(c)	EUR	100,000	112,518

TOTAL NETHERLANDS			1,348,932
NORWAY - 0.2%
Financials - 0.2%
Banks - 0.2%
DNB Bank ASA 0.25% 2/23/2029 (b)(c)	EUR	100,000	99,945
POLAND - 0.7%
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
GTC Aurora Luxembourg SA 2.25% 6/23/2026 (b)	EUR	382,000	369,549
PORTUGAL - 0.5%
Financials - 0.5%
Banks - 0.1%
Banco Espirito Santo SA 4% (b)(f)(g)	EUR	200,000	45,414
Insurance - 0.4%
Fidelidade - Co De Seguros SA/Portugal 4.25% 9/4/2031 (b)(c)	EUR	200,000	216,801
TOTAL PORTUGAL			262,215
SPAIN - 1.2%
Financials - 0.8%
Banks - 0.8%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/2035 (c)		200,000	205,508
CaixaBank SA 3.625% 9/19/2032 (b)(c)	EUR	200,000	214,968
			420,476
Health Care - 0.4%
Health Care Equipment & Supplies - 0.4%
Werfen SA/Spain 4.625% 6/6/2028 (b)	EUR	200,000	224,753
TOTAL SPAIN			645,229
SWEDEN - 0.8%
Real Estate - 0.8%
Real Estate Management & Development - 0.8%
Heimstaden AB 4.375% 3/6/2027 (b)	EUR	300,000	308,171
Samhallsbyggnadsbolaget I Norden Holding AB 2.25% 7/12/2027 (b)	EUR	150,000	141,190

TOTAL SWEDEN			449,361
SWITZERLAND - 4.5%
Financials - 4.3%
Capital Markets - 1.9%
UBS Group AG 2.125% 11/15/2029 (b)(c)	GBP	347,000	404,671
UBS Group AG 4.75% 3/17/2032 (b)(c)	EUR	600,000	685,047
			1,089,718
Insurance - 2.4%
Argentum Netherlands BV for Swiss Re Ltd 5.625% 8/15/2052 (b)(c)		249,000	249,000
Argentum Netherlands BV for Swiss Re Ltd 5.75% 8/15/2050 (b)(c)		868,000	866,807
Zurich Finance Ireland Designated Activity Co 3.5% 5/2/2052 (b)(c)		250,000	216,250
			1,332,057
TOTAL FINANCIALS			2,421,775

Materials - 0.2%
Containers & Packaging - 0.2%
SIG Combibloc PurchaseCo Sarl 3.75% 3/19/2030 (b)	EUR	100,000	109,124
TOTAL SWITZERLAND			2,530,899
UNITED KINGDOM - 12.0%
Communication Services - 0.5%
Media - 0.3%
RELX Capital Inc 4.75% 3/27/2030		155,000	155,910
Wireless Telecommunication Services - 0.2%
Vodafone Group PLC 4.875% 10/3/2078 (b)(c)	GBP	100,000	128,658
TOTAL COMMUNICATION SERVICES			284,568

Consumer Discretionary - 1.0%
Hotels, Restaurants & Leisure - 0.6%
InterContinental Hotels Group PLC 3.375% 10/8/2028 (b)	GBP	130,000	158,242
Whitbread Group PLC 2.375% 5/31/2027 (b)	GBP	150,000	182,578
			340,820
Household Durables - 0.4%
Berkeley Group PLC/The 2.5% 8/11/2031 (b)	GBP	213,000	221,605
TOTAL CONSUMER DISCRETIONARY			562,425

Consumer Staples - 1.4%
Tobacco - 1.4%
BAT International Finance PLC 4.125% 4/12/2032 (b)	EUR	250,000	272,753
Imperial Brands Finance Netherlands BV 5.25% 2/15/2031 (b)	EUR	310,000	360,658
Imperial Brands Finance PLC 3.875% 2/12/2034 (b)	EUR	150,000	157,962
			791,373
Financials - 4.5%
Banks - 3.9%
Barclays PLC 8.407% 11/14/2032 (b)(c)	GBP	150,000	205,876
HSBC Holdings PLC 4.787% 3/10/2032 (b)(c)	EUR	180,000	206,844
HSBC Holdings PLC 4.856% 5/23/2033 (b)(c)	EUR	200,000	230,704
HSBC Holdings PLC 6.8% 9/14/2031 (c)	GBP	100,000	137,068
HSBC Holdings PLC 8.201% 11/16/2034 (b)(c)	GBP	100,000	140,743
Lloyds Banking Group PLC 4.75% 9/21/2031 (b)(c)	EUR	270,000	308,146
NatWest Group PLC 2.105% 11/28/2031 (b)(c)	GBP	486,000	597,575
NatWest Group PLC 3.622% 8/14/2030 (b)(c)	GBP	100,000	128,733
Standard Chartered PLC 3.864% 3/17/2033 (b)(c)	EUR	200,000	215,161
			2,170,850
Consumer Finance - 0.4%
Motability Operations Group PLC 3.625% 1/22/2033 (b)	EUR	200,000	214,185
Insurance - 0.2%
Admiral Group PLC 8.5% 1/6/2034 (b)	GBP	100,000	143,679
TOTAL FINANCIALS			2,528,714

Industrials - 1.2%
Ground Transportation - 0.3%
Mobico Group PLC 4.875% 9/26/2031 (b)	EUR	150,000	159,225
Trading Companies & Distributors - 0.4%
Travis Perkins PLC 3.75% 2/17/2026 (b)	GBP	200,000	251,940
Transportation Infrastructure - 0.5%
Heathrow Funding Ltd 6% 3/5/2032 (b)	GBP	200,000	256,684
TOTAL INDUSTRIALS			667,849

Real Estate - 0.2%
Office REITs - 0.2%
Great Portland Estates PLC 5.375% 9/25/2031 (b)	GBP	100,000	126,571
Utilities - 3.2%
Electric Utilities - 0.9%
NGG Finance PLC 2.125% 9/5/2082 (b)(c)	EUR	329,000	343,363
Scottish Hydro Electric Transmission PLC 3.375% 9/4/2032 (b)	EUR	125,000	133,275
			476,638
Gas Utilities - 0.3%
Southern Gas Networks PLC 3.5% 10/16/2030 (b)	EUR	175,000	188,406
Water Utilities - 2.0%
Anglian Water Osprey Financing PLC 2% 7/31/2028 (b)	GBP	175,000	194,773
Anglian Water Services Financing PLC 5.875% 6/20/2031 (b)	GBP	150,000	194,080
Anglian Water Services Financing PLC 6.293% 7/30/2030 (b)	GBP	25,000	32,992
Severn Trent Utilities Finance PLC 3.875% 8/4/2035 (b)	EUR	100,000	106,581
Southern Water Services Finance Ltd 2.375% 5/28/2028 (b)	GBP	170,000	188,823
SW Finance I PLC 7.375% 12/12/2041 (b)	GBP	56,000	69,926
United Utilities Water Finance PLC 3.5% 2/27/2033 (b)	EUR	125,000	132,218
Wessex Water Services Finance PLC 6.125% 9/19/2034 (b)	GBP	150,000	191,062
			1,110,455
TOTAL UTILITIES			1,775,499

TOTAL UNITED KINGDOM			6,736,999
UNITED STATES - 15.7%
Communication Services - 1.6%
Diversified Telecommunication Services - 0.2%
Verizon Communications Inc 3.75% 2/28/2036	EUR	100,000	106,386
Media - 1.4%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.2% 3/15/2028		347,000	340,296
Time Warner Cable LLC 5.875% 11/15/2040		278,000	254,888
Warnermedia Holdings Inc 4.693% 5/17/2033	EUR	175,000	185,414
			780,598
TOTAL COMMUNICATION SERVICES			886,984

Consumer Discretionary - 0.4%
Automobiles - 0.4%
Stellantis Finance US Inc 5.75% 3/18/2030 (d)		200,000	199,857
Energy - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Western Gas Partners LP 4.05% 2/1/2030 (e)		261,000	249,091
Financials - 3.2%
Banks - 0.5%
Huntington Bancshares Inc/OH 6.208% 8/21/2029 (c)		150,000	156,146
JPMorgan Chase & Co 3.761% 3/21/2034 (b)(c)	EUR	100,000	108,535
			264,681
Capital Markets - 1.9%
Ares Capital Corp 2.15% 7/15/2026		208,000	200,611
Ares Capital Corp 3.25% 7/15/2025		260,000	258,923
Blackstone Private Credit Fund 4.875% 4/14/2026 (b)	GBP	208,000	265,917
Goldman Sachs Group Inc/The 3.5% 1/23/2033 (b)(c)	EUR	230,000	246,090
Morgan Stanley 3.955% 3/21/2035 (c)	EUR	100,000	108,146
			1,079,687
Consumer Finance - 0.8%
Capital One Financial Corp 5.468% 2/1/2029 (c)		44,000	44,736
Capital One Financial Corp 5.817% 2/1/2034 (c)		76,000	76,590
Discover Financial Services 6.7% 11/29/2032		15,000	16,111
Ford Motor Credit Co LLC 4.445% 2/14/2030	EUR	125,000	135,871
Ford Motor Credit Co LLC 6.86% 6/5/2026	GBP	130,000	170,438
			443,746
TOTAL FINANCIALS			1,788,114

Health Care - 2.8%
Health Care Providers & Services - 2.4%
Centene Corp 4.25% 12/15/2027		396,000	386,408
Centene Corp 4.625% 12/15/2029		281,000	269,220
Sabra Health Care LP 3.2% 12/1/2031		94,000	81,633
Universal Health Services Inc 2.65% 10/15/2030		695,000	609,209
			1,346,470
Pharmaceuticals - 0.4%
Elanco Animal Health Inc 6.65% 8/28/2028 (c)		243,000	245,989
TOTAL HEALTH CARE			1,592,459

Industrials - 1.1%
Aerospace & Defense - 0.7%
Boeing Co 5.15% 5/1/2030		313,000	314,941
Boeing Co 6.298% 5/1/2029		14,000	14,682
Boeing Co 6.388% 5/1/2031		11,000	11,721
Boeing Co 6.528% 5/1/2034		12,000	12,858
Boeing Co 6.858% 5/1/2054		17,000	18,465
Boeing Co 7.008% 5/1/2064		16,000	17,337
			390,004
Passenger Airlines - 0.1%
American Airlines Inc equipment trust certificate 3.75% 4/15/2027		59,485	58,897
Trading Companies & Distributors - 0.3%
Air Lease Corp 3.125% 12/1/2030		191,000	172,910
TOTAL INDUSTRIALS			621,811

Information Technology - 1.4%
Electronic Equipment, Instruments & Components - 1.1%
Vontier Corp 2.4% 4/1/2028		695,000	641,094
Semiconductors & Semiconductor Equipment - 0.3%
Broadcom Inc 2.45% 2/15/2031 (d)		190,000	167,167
TOTAL INFORMATION TECHNOLOGY			808,261

Real Estate - 0.9%
Diversified REITs - 0.1%
Vornado Realty LP 3.4% 6/1/2031		79,000	66,890
Office REITs - 0.8%
Hudson Pacific Properties LP 3.95% 11/1/2027		486,000	429,672
TOTAL REAL ESTATE			496,562

Utilities - 3.9%
Electric Utilities - 2.2%
Cleco Corporate Holdings LLC 3.375% 9/15/2029		695,000	645,275
Duke Energy Corp 3.85% 6/15/2034	EUR	207,000	218,685
Southern Co/The 1.875% 9/15/2081 (c)	EUR	364,000	373,824
			1,237,784
Independent Power and Renewable Electricity Producers - 0.8%
AES Corp/The 2.45% 1/15/2031		497,000	424,851
Multi-Utilities - 0.9%
Puget Energy Inc 4.1% 6/15/2030		521,000	497,604
TOTAL UTILITIES			2,160,239

TOTAL UNITED STATES			8,803,378
TOTAL NON-CONVERTIBLE CORPORATE BONDS (Cost $37,203,051)			34,335,719

Preferred Securities - 10.6%
		Principal Amount (a)	Value ($)
CZECH REPUBLIC - 1.0%
Real Estate - 1.0%
Real Estate Management & Development - 1.0%
CPI Property Group SA 3.75% (b)(c)(h)	EUR	590,000	560,875
FINLAND - 0.5%
Real Estate - 0.5%
Real Estate Management & Development - 0.5%
Citycon Oyj 7.875% (b)(c)(h)	EUR	243,000	267,335
GERMANY - 5.2%
Consumer Discretionary - 0.9%
Automobiles - 0.9%
Volkswagen International Finance NV 3.875% (b)(c)(h)	EUR	500,000	525,205
Real Estate - 4.3%
Real Estate Management & Development - 4.3%
Aroundtown Finance Sarl 7.875% (c)(h)		250,000	242,384
Aroundtown SA 5 year ISDA Fixed EURIBOR + 3.98%, 6.193% (b)(c)(h)(i)	EUR	1,100,000	1,097,846
Grand City Properties SA 1.5% (b)(c)(h)	EUR	1,000,000	1,034,838
			2,375,068
TOTAL GERMANY			2,900,273
IRELAND - 0.5%
Financials - 0.5%
Banks - 0.5%
AIB Group PLC 6.25% (b)(c)(h)	EUR	250,000	276,241
SWEDEN - 0.7%
Real Estate - 0.7%
Real Estate Management & Development - 0.7%
Heimstaden Bostad AB 3.625% (b)(c)(h)	EUR	150,000	154,932
Samhallsbyggnadsbolaget i Norden AB 2.624% (b)(c)(g)(h)	EUR	313,000	213,222

TOTAL SWEDEN			368,154
SWITZERLAND - 0.1%
Financials - 0.1%
Capital Markets - 0.1%
Credit Suisse Group AG Claim 5 year USD Swap Index + 4.598%, 0% (b)(c)(f)(g)(h)(i)		1,389,000	104,175
UNITED KINGDOM - 2.6%
Consumer Staples - 0.7%
Tobacco - 0.7%
British American Tobacco PLC 3% (b)(c)(h)	EUR	388,000	415,808
Financials - 1.0%
Banks - 1.0%
Barclays PLC 7.125% (c)(h)	GBP	200,000	259,153
Barclays PLC 8.875% (b)(c)(h)	GBP	200,000	269,954
			529,107
Industrials - 0.2%
Ground Transportation - 0.2%
Mobico Group PLC 4.25% (b)(c)(h)	GBP	100,000	123,874
Utilities - 0.7%
Electric Utilities - 0.7%
SSE PLC 3.74% (b)(c)(h)	GBP	278,000	366,691
TOTAL UNITED KINGDOM			1,435,480
TOTAL PREFERRED SECURITIES (Cost $8,314,696)			5,912,533

U.S. Treasury Obligations - 22.7%
	Yield (%) (j)	Principal Amount (a)	Value ($)
US Treasury Bonds 1.125% 8/15/2040 (k)	4.51	1,800,000	1,128,023
US Treasury Bonds 3.625% 5/15/2053 (k)	3.94 to 4.13	1,200,000	1,010,813
US Treasury Bonds 3.875% 5/15/2043 (l)	4.14 to 5.12	1,070,000	976,542
US Treasury Bonds 4.125% 8/15/2044	4.05 to 4.18	850,000	796,344
US Treasury Bonds 4.625% 11/15/2044	4.86 to 4.94	275,000	275,344
US Treasury Bonds 4.625% 5/15/2044	4.30 to 4.57	240,000	240,778
US Treasury Bonds 6.25% 5/15/2030	4.41	350,000	386,709
US Treasury Notes 3.625% 9/30/2031	3.60 to 4.23	500,000	487,559
US Treasury Notes 3.75% 12/31/2030	4.07	360,000	355,106
US Treasury Notes 3.75% 8/31/2031	3.64 to 3.82	760,000	746,670
US Treasury Notes 4.125% 10/31/2031	4.26	415,000	416,329
US Treasury Notes 4.125% 11/30/2029	4.11	600,000	604,641
US Treasury Notes 4.125% 2/28/2027	4.05	1,500,000	1,505,684
US Treasury Notes 4.125% 2/29/2032	4.14 to 4.18	740,000	741,966
US Treasury Notes 4.125% 3/31/2032	4.08	280,000	280,788
US Treasury Notes 4.125% 7/31/2031	3.59	500,000	501,914
US Treasury Notes 4.25% 6/30/2031	4.35	400,000	404,422
US Treasury Notes 4.375% 1/31/2032	4.21	240,000	244,238
US Treasury Notes 4.375% 12/31/2029	4.39	465,000	473,446
US Treasury Notes 4.5% 11/15/2033	3.94 to 4.14	755,000	773,049
US Treasury Notes 4.625% 4/30/2031	4.47	200,000	206,266
US Treasury Notes 4.625% 5/31/2031	4.50	150,000	154,692
TOTAL U.S. TREASURY OBLIGATIONS (Cost $12,918,910)			12,711,323

Money Market Funds - 4.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (m) (Cost $2,772,964)	4.32	2,772,409	2,772,964

TOTAL INVESTMENT IN SECURITIES - 100.7% (Cost $61,893,829)	56,402,919
NET OTHER ASSETS (LIABILITIES) - (0.7)%	(374,241)
NET ASSETS - 100.0%	56,028,678

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Interest Rate Contracts
CBOT 5 Year US Treasury Notes Contracts (United States)	31	Jun 2025	3,352,844	53,229	53,229
CBOT Long Term US Treasury Bond Contracts (United States)	32	Jun 2025	3,753,000	76,517	76,517
CBOT Ultra 10 Year US Treasury Note Contracts (United States)	12	Jun 2025	1,369,500	15,093	15,093
CBOT Ultra Long Term US Treasury Bond Contracts (United States)	8	Jun 2025	978,000	23,796	23,796
TME 10YR Bond Contracts (Canada)	10	Jun 2025	862,722	6,625	6,625

TOTAL PURCHASED					175,260

Sold

Interest Rate Contracts
Eurex Euro-Bobl Contracts (Germany)	5	Jun 2025	636,832	(5,476)	(5,476)
ICE GILT Index Contrats (United Kingdom)	3	Jun 2025	355,322	645	645

TOTAL SOLD					(4,831)

TOTAL FUTURES CONTRACTS					170,429
The notional amount of futures purchased as a percentage of Net Assets is 18.3%
The notional amount of futures sold as a percentage of Net Assets is 1.7%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	215,000	USD	232,363	BNP Paribas SA	4/10/25	217
EUR	123,000	USD	132,674	Bank of America NA	4/10/25	383
EUR	42,000	USD	45,408	Bank of America NA	4/10/25	26
EUR	285,000	USD	311,881	Citibank NA	4/10/25	(3,577)
EUR	45,000	USD	49,141	JPMorgan Chase Bank NA	4/10/25	(461)
EUR	290,000	USD	317,237	JPMorgan Chase Bank NA	4/10/25	(3,525)
GBP	30,000	USD	38,735	Bank of America NA	4/10/25	17
GBP	265,000	USD	331,001	Brown Brothers Harriman & Co	4/10/25	11,307
GBP	445,000	USD	549,717	Royal Bank of Canada	4/10/25	25,101
USD	300,454	AUD	481,000	JPMorgan Chase Bank NA	4/10/25	(118)
USD	113,861	CAD	163,000	Citibank NA	4/10/25	547
USD	64,234	CAD	93,000	JPMorgan Chase Bank NA	4/10/25	(417)
USD	13,898	CAD	20,000	JPMorgan Chase Bank NA	4/10/25	(5)
USD	186,214	EUR	180,000	Bank of America NA	4/10/25	(8,504)
USD	234,955	EUR	225,000	Bank of America NA	4/10/25	(8,442)
USD	104,123	EUR	100,000	Bank of America NA	4/10/25	(4,053)
USD	30,065	EUR	29,000	Bank of America NA	4/10/25	(1,306)
USD	35,432	EUR	34,000	Bank of America NA	4/10/25	(1,348)
USD	36,525	EUR	35,000	Bank of America NA	4/10/25	(1,337)
USD	65,849	EUR	63,000	Brown Brothers Harriman & Co	4/10/25	(2,302)
USD	19,503,090	EUR	18,683,000	Citibank NA	4/10/25	(707,556)
USD	31,976	EUR	31,000	HSBC BANK USA	4/10/25	(1,559)
USD	94,434	EUR	90,000	JPMorgan Chase Bank NA	4/10/25	(2,925)
USD	148,447	EUR	141,000	JPMorgan Chase Bank NA	4/10/25	(4,082)
USD	226,306	EUR	217,000	JPMorgan Chase Bank NA	4/10/25	(8,438)
USD	68,276	EUR	63,000	JPMorgan Chase Bank NA	4/10/25	125
USD	49,125	EUR	47,000	JPMorgan Chase Bank NA	4/10/25	(1,718)
USD	30,150	EUR	29,000	JPMorgan Chase Bank NA	4/10/25	(1,221)
USD	969,456	EUR	927,000	JPMorgan Chase Bank NA	4/10/25	(33,342)
USD	130,860	EUR	124,000	JPMorgan Chase Bank NA	4/10/25	(3,279)
USD	433,905	EUR	414,000	JPMorgan Chase Bank NA	4/10/25	(13,947)
USD	16,312	EUR	15,000	JPMorgan Chase Bank NA	4/10/25	85
USD	7,166,696	GBP	5,728,000	BNP Paribas SA	4/10/25	(232,315)
USD	33,688	GBP	27,000	Bank of America NA	4/10/25	(1,189)
USD	102,585	GBP	79,000	JPMorgan Chase Bank NA	4/10/25	539
USD	43,084	GBP	35,000	JPMorgan Chase Bank NA	4/10/25	(2,126)
USD	121,314	JPY	18,900,000	JPMorgan Chase Bank NA	4/10/25	(4,808)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(1,015,553)
Unrealized Appreciation						38,347
Unrealized Depreciation						(1,053,900)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
BMW Finance NV 0.75% 7/13/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	700,000	(11,888)	13,123	1,235
Heidelberg Materials AG 3.75% 5/31/2032	Dec 2029	BNP Paribas SA	(5%)	Quarterly	EUR	330,000	(69,185)	66,708	(2,477)
Generali 4.125% 5/4/2026	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	300,000	1,368	(3,161)	(1,793)
AXA SA 8.6% 12/15/2030	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	450,000	(2,875)	2,783	(92)
Societe Generale SA	Dec 2029	BNP Paribas SA	(1%)	Quarterly	EUR	300,000	3,528	(7,847)	(4,319)
Intesa Sanpaolo SpA 6.184% 2/20/2034	Dec 2029	JPMorgan Chase Bank NA	(1%)	Quarterly	EUR	290,000	1,733	(6,270)	(4,537)
UniCredit SpA 5.375% 4/16/2034	Dec 2029	Goldman Sachs Bank USA	(1%)	Quarterly	EUR	250,000	2,306	(5,585)	(3,279)

TOTAL CREDIT DEFAULT SWAPS							(75,013)	59,751	(15,262)

Currency Abbreviations
AUD	-	Australian Dollar
CAD	-	Canadian Dollar
EUR	-	European Monetary Unit (Euro)
GBP	-	United Kingdom Pound
JPY	-	Japanese Yen
USD	-	United States Dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security is exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $28,252,580 or 50.4% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,596,060 or 4.6% of net assets.

(e)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f)	Level 3 security
(g)	Non-income producing - Security is in default.
(h)	Security is perpetual in nature with no stated maturity date.
(i)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(j)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(k)
Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts and bi-lateral over the counter (OTC) swaps. At period end, the value of securities pledged amounted to $1,246,332.

(l)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $374,189.
(m)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	2,364,691	7,163,262	6,754,989	24,406	-	-	2,772,964	2,772,409	0.0%
Fidelity Securities Lending Cash Central Fund	-	452,739	452,739	4	-	-	-	-	0.0%
Total	2,364,691	7,616,001	7,207,728	24,410	-	-	2,772,964

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations, Foreign Government and Government Agency Obligations, Non-Convertible Corporate Bonds and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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